SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 5, 2006
                                                          ---------------


                           GREENMAN TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                      1-13776                    71-0724248
   ---------------                -----------                 -------------
   (State or other                (Commission                 (IRS Employer
   jurisdiction of                File Number)             Identification No.)
    incorporation)

                                 7 Kimball Lane
                                   Building A
                               Lynnfield, MA 01940
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (781) 224-2411
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

      On January 5, 2006, the Registrant received a notice from the American Stock Exchange (the "Exchange") indicating that the Registrant is not in compliance with the Exchange's requirements for continued listing set forth in Sections 134 and 1101 of the Exchange's Company Guide with respect to the Registrant's failure to file its Annual Report on Form 10-KSB for the year ended September 30, 2005 (the "Annual Report") with the Securities and Exchange Commission. The Registrant previously announced the delayed filing of its Annual Report, to provide additional time to complete the Registrant's financial statements, in its Form 8-K dated January 4, 2006.

      In order to maintain its listing on the Exchange, the Registrant is required to submit a plan by January 19, 2006 advising the Exchange of action it has taken, or will take, that would bring the Registrant into compliance with Sections 134 and 1101 of the Company Guide by no later than March 20, 2006. If the Registrant fails to submit such a plan, or submits a plan that is not accepted by the Exchange, then the Registrant will be subject to delisting proceedings. Furthermore, if the plan is accepted but the Registrant is not in compliance with the continued listing standards by March 20, 2006 or does not make progress consistent with continued listing standards, the Exchange may initiate delisting proceedings. The Registrant may appeal any determination to initiate delisting proceedings.

      Although the Registrant intends to submit its plan to the Exchange on a timely basis, and is working diligently to file the Annual Report as promptly as possible, the Registrant can provide no assurance that the plan will be accepted, that the Registrant will be able to comply with the plan or that the Exchange will not initiate delisting proceedings. The Registrant's common stock will remain listed on the Exchange pending the submission of the plan and any subsequent delisting proceedings.

      On January 11, 2006, the Registrant issued a press release to announce the receipt of the notice from the Exchange.


Item 9.01.  Financial Statements and Exhibits

     (d) Exhibits

         Exhibit 99.1    Press release of the Registrant dated January 11, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENMAN TECHNOLOGIES, INC.
                                           (Registrant)

                                    By: /s/ Charles E. Coppa
                                        ----------------------------
                                        Charles E. Coppa
                                        Chief Financial Officer

Date: January 11, 2006